SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 23, 2004:



                           ALLIED FIRST BANCORP, INC.
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


MARYLAND                          0001-16763                    36-4482786
-------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File No.)          (IRS Employer
    of incorporation)                                       Identification No.)

387 Shuman Boulevard, Suite 120W, Naperville, Illinois                   60563
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (630) 778-7700


                                      N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events and Regulation FD Disclosure

         On August 23, 2004, Allied First Bancorp, Inc. issued a press release regarding its common stock repurchase program whereby Allied First Bancorp, Inc. may acquire up to 50,000 shares of its common stock. A copy of the press release is filed as Exhibit 99.1 hereto. Pursuant to General Instruction F of Form 8-K, this exhibit is incorporated herein by reference.

         Statements contained in this Current Report which are not historical in nature are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, those relating to the repurchase by Allied First Bancorp, Inc. of up to 50,000 shares of its common stock. Such forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements. These risks and uncertainties include changing market conditions, changes in the market price of Allied First Bancorp, Inc.'s common stock, lack of adequate funding for stock repurchases, regulatory constraints and other factors as may be identified from time to time in Allied First Bancorp, Inc.'s filings with the Securities and Exchange Commission or in Allied First Bancorp, Inc.'s press releases. Allied First Bancorp, Inc. undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.


Item 9.01.        Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press Release dated August 23, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ALLIED FIRST BANCORP, INC.




Date: August 23, 2004                  By:  /s/ Kenneth L. Bertrand
      ----------------                    ------------------------------------
                                          Kenneth L. Bertrand
                                          President and Chief Executive Officer

                                 EXHIBIT INDEX




Exhibit No.                                 Description

      99.1                                  Press Release dated August 23, 2004

                                  EXHIBIT 99.1